Trade and other receivables	12 Months Ended
Dec. 31, 2023
Trade and other receivables [abstract]
Trade and other receivables

15	Trade and other receivables

	2023 € '000s	2022 € '000s
Processor receivables	49,227	46,734
Trade receivables	41,369	28,966
Other receivables	10,239	3,095
Prepayments	53,780	38,005
	154,615	116,800
Processor receivables are balances due from Payment Service Providers (‘PSPs’). The Group considers the majority of these PSPs as financial institutions that have high credibility in the market and strong payment profiles. During the year an amount of €5.9 million (2022: €8.6 million) was provided for and €6.5 million was written off upon the exit from the Indian Market on October 1, 2023. These amounts mainly relate to specific balances.
Management considers that the carrying amount of trade and other receivables approximates their fair value.